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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 24, 1999



                          MINDSPRING ENTERPRISES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



                 DELAWARE                                  0-27890                           58-2113290
-------------------------------------------      ----------------------------        --------------------------
       (State or other jurisdiction                      (Commission                        (IRS Employer
             of incorporation)                           File Number)                    Identification No.)



             1430 WEST PEACHTREE ST., SUITE 400, ATLANTA, GA 30309
             -----------------------------------------------------
                    (Address of principal executive offices)



    Registrant's telephone number, including area code:    (404) 815-0770
                                                          ----------------

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ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         23.1.   Consent of Arthur Andersen LLP.

         27.1.   Financial Data Schedule.

         99.1. Management's Discussion and Analysis of Financial Condition and Results of Operations and Audited Financial Statements of MindSpring Enterprises, Inc. as of December 31, 1998 and 1997.

         99.2    Risk Factors.

         99.3    Description of Secured Credit Facility.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MINDSPRING ENTERPRISES, INC.



                                   /s/ Michael S. McQuary
                                   ---------------------------------------------
                                   Michael S. McQuary
                                   President and Chief Operating Officer



Date: February 24, 1999